UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

FG FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Ave Suite 800, St. Petersburg, Florida 33701

(Address of principal executive offices, including Zip Code)

(727) 304-5666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 13, 2021, the board of directors of FG Financial Group, Inc. (the “Company”) declared a distribution, with respect to each share of the Company’s common stock, of one non-transferable subscription right to purchase 0.15 share of common stock (the “Rights Offering”), at a price to be determined on or around the record date for the distribution. The Company expects to distribute the rights on October 29, 2021, to holders of Common Stock at the close of business on October 25, 2021 and that the rights will expire November 29, 2021. Fractional shares will not be issued; subscription rights will be rounded down to the nearest whole number of shares.

A Registration Statement on Form S-1 (File no. 333-260045) relating to the planned Rights Offering has been filed with the Securities and Exchange Commission (the “SEC”), but has not yet become effective. The Company intends to make the planned Rights Offering pursuant to the registration statement and a final prospectus to be filed with the SEC as soon as practicable following the Record Date. The securities may not be sold, nor may offers to buy be accepted, before the registration statement becomes effective. The information herein, including the expected timing and terms of the planned Rights Offering, is not complete and is subject to change. The Company reserves the right to cancel or terminate the planned Rights Offering, subject to certain conditions, at any time.

The subscription agent for the offering will be Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598.

This report shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG FINANCIAL GROUP, INC.

Date: October 15, 2021	By:	/s/ Brian D. Bottjer
	Name:	Brian D. Bottjer
	Title:	Chief Accounting Officer